UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 17, 2024

CLENE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39834	85-2828339
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

6550 South Millrock Drive, Suite G50 Salt Lake City, Utah		84121
(Address of principal executive offices)		(Zip Code)
(801) 676-9695
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	CLNN	The Nasdaq Capital Market
Warrants, to acquire one-half of one share of Common Stock for $11.50 per share	CLNNW	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On the evening of June 17, 2024, Clene Inc. (the “Company”) presented a poster (the “Poster”) at the 2024 ENCALS Meeting. The Poster discusses clinical results of CNM-Au8® treatment in the HEALEY ALS Platform Trial open label extension (“OLE”) for amyotrophic lateral sclerosis (“ALS”). A copy of the Poster is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in any such filings, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On June 18, 2024, the Company issued a press release announcing presentation of extended survival data through 3.5 years and new neurofilament light (“NfL”) responder results with CNM-Au8 30 mg treatment from the HEALEY ALS Platform Trial OLE at the 2024 ENCALS Meeting. A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
99.1	HEALEY ALS Platform Trial OLE Poster.
99.2	Press release, dated June 18, 2024, announcing Clene presents extended survival data through 3.5 years and new NfL responder results with CNM-Au8 30 mg treatment from the HEALEY ALS Platform Trial open label extension at the 2024 ENCALS Meeting.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CLENE INC.

Date: June 18, 2024	By:	/s/ Robert Etherington
Robert Etherington
President and Chief Executive Officer

2